EXHIBIT 10.5
-------------

                            AMENDMENT AGREEMENT NO. 1
                           TO 364 DAY CREDIT AGREEMENT


         THIS AMENDMENT AGREEMENT (this "Amendment Agreement") is made and entered into as of this 24th day of February, 2000, by and among AMERISTEEL CORPORATION, a Florida corporation (herein called the "Borrower"), BANK OF AMERICA, N.A. (the "Administrative Agent"), as Administrative Agent for the lenders (the "Lenders") party to the 364 Day Credit Agreement dated October 20, 1999 (the "Agreement") among the Lenders, Borrower and the Administrative Agent.

                              W I T N E S S E T H:
                               -------------------

         WHEREAS, the parties hereto have entered into the Agreement pursuant to which the Lenders have agreed to make revolving loans (the "364 Day Loans") to the Borrower in the aggregate principal amount of up to $70,000,000 as evidenced by the Notes (as defined in the Agreement); and

         WHEREAS, as a condition to the making of the 364 Day Loans the Lenders have required that all wholly-owned Subsidiaries of the Borrower guarantee payment of all Obligations of the Borrower arising under the Agreement; and

         WHEREAS, by the terms of the Agreement the proceeds of the 364 Day Loans may be used only to repurchase Borrower's 8 3/4% Senior Notes due 2008 (the "Senior Notes"); and

         WHEREAS, the Borrower has requested that the Agreement be amended in order to (i) increase the amount of the Total 364 Day Commitment by an additional $20,000,000 from $70,000,000 to $90,000,000 and to permit the use of a portion of such additional $20,000,000 to repay intercompany indebtedness to FLS which shall use such amount to repay the outstanding principal balance of Subordinated Notes of FLS payable to Mitsubishi International Corp., and the balance to repay indebtedness arising under the Existing Credit Agreement (ii) extend the 364 Day Termination Date, (iii) to amend the definition of Security Event and (iv) permit a one time change in its fiscal year; and

         WHEREAS, the Borrower has requested that the Agreement be amended in the manner described herein in order to permit the change in ownership and the incurrence of the additional Indebtedness and the Agents and the Lenders have agreed, subject to the terms and conditions hereof, to make such amendment, as provided herein;

         NOW, THEREFORE, the Borrower, the Agents and the Lenders party hereto do hereby agree as follows:

         1. Definitions. The term "Agreement" as used herein and in the Loan Documents (as defined in the Agreement) shall mean the Agreement as hereinafter amended and modified. Unless the context otherwise requires, all terms used herein without definition shall have the definition provided therefor in the Agreement.

         2. Amendment. Subject to the conditions set forth herein, the Agreement is hereby amended, effective as of the date hereof, as follows:

                  (a) The second "WHEREAS" paragraph in the preamble to the Agreement is hereby amended in its entirety so that as amended it shall read as follows:

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                           "WHEREAS, as a result of such change of ownership the
                  holders of the Borrower's 8 3/4% Senior Notes due 2008 (the "Senior Notes") and FLS's Note (with payment terms similar to the Borrower's Subordinated Intercompany Note) are entitled to require that the Borrower repurchase the Senior Notes and FLS repay its Note and the Borrower has requested that the Lenders make a loan of $90,000,000 to the Borrower, the proceeds of which loan will be used to repurchase Senior Notes, repay the Subordinated Intercompany Note and indebtedness arising under the Existing Credit Agreement and the Lenders are willing to make the loan to the Borrower on the terms and the conditions set forth herein;"

                  (b) The definition of "Security Event" in Section 1.1 is hereby amended in its entirety so that as amended it shall read as follows:

                           "'Security Event' means the earlier to occur of (i)
                  the occurrence of either a Default or Event of Default, (ii) the occurrence of a default or event of default under the Existing Credit Agreement, (iii) September 23, 2000 and (iv) the date the Consolidated Leverage Ratio shall exceed 2.75 to 1.00."

                  (c) The definition of "Stated Termination Date" in Section 1.1 is hereby amended in its entirety so that as amended it shall read as follows:

                           "'Stated Termination Date' means January 18, 2001.

                  (d) The definition of "Total 364 Day Commitment" in Section
         1.1 is hereby amended in its entirety so that as amended it shall read as follows:

                           "'Total 364 Day Commitment' means a principal amount
                  equal to $90,000,000, as reduced from time to time in accordance with Section 2.3 and Section 2.7."

                  (e) Section 2.13 is hereby amended in its entirety so that as amended it shall read as follows:

                           "2.13 Use of Proceeds. The proceeds of the Loans made
                  pursuant to the 364 Day Facility hereunder shall be used by the Borrower to (i) prepay Senior Notes, (ii) pay in full the remaining $15,000,000 principal balance of the Subordinated Intercompany Note, and (iii) repay Indebtedness outstanding under the Existing Credit Agreement."

                  (f) Section 5.2(e) is hereby amended in its entirety so that as amended it shall read as follows:

                           "(e) The Administrative Agent shall have received
                  evidence acceptable to the Administrative Agent that the proceeds of such 364 Day Loans are used to (i) purchase Senior Notes, (ii) pay in full the Subordinated Intercompany Note, or
                  (iii) repay Indebtedness arising under the Existing Credit Agreement.

                  (g) Exhibit A to the Agreement is hereby amended in its entirety so that as amended it is in the form of Exhibit A attached to this Amendment Agreement.

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         3. Agreement and Consent. The Borrower, the Administrative Agent and
  the Lenders agree by their execution of this Amendment Agreement that the replacement of the Subordinated Intercompany Note with proceeds of the 364 Day Facility shall not constitute a refinancing of such Indebtedness pursuant to either Section 8.5(a) or Section 8.5(f) or a Restricted Payment under Section
  8.9 or an Affiliate transaction under Section 8.10. The Lenders hereby consent to the payment of the Subordinated Intercompany Notes notwithstanding the limitation set forth in Section 8.18(a) of the Agreement and to a one time change of the fiscal year of Borrower from March 31 to December 31 of each calendar year.

         4. Subsidiary Consents. Each Subsidiary of the Borrower that has delivered a Guaranty to the Administrative Agent has joined in the execution of this Amendment Agreement for the purpose of (i) agreeing to the amendment to the Agreement and (ii) confirming its guarantee of payment of all the Obligations.

         5. Representations and Warranties. The Borrower hereby represents and warrants that:

                  (a) The representations and warranties made by Borrower in
         Article VI of the Agreement are true on and as of the date hereof with the same effect as though such representations and warranties had been made on and as of such date, except to the extent that such representations and warranties expressly relate to an earlier date and except that the financial statements referred to in Section 6.6(a)(i) of the Agreement shall be deemed to be those financial statements most recently delivered to the Administrative Agent and the Lenders pursuant to Section 7.1 from the date financial statements are delivered to the Administrative Agent and the Lenders in accordance with such Section;

                  (b) There has been no material adverse change in the condition, financial or otherwise, of the Borrower and its Subsidiaries since the date of the most recent financial reports of the Borrower received by each Lender under Section 8.1 thereof, other than changes in the ordinary course of business, none of which has been a material adverse change;

                  (c) The business and properties of the Borrower and its Subsidiaries are not and have not been adversely affected in any substantial way as the result of any fire, explosion, earthquake, accident, strike, lockout, combination of workers, flood, embargo, riot, activities of armed forces, war or acts of God or the public enemy, or cancellation or loss of any major contracts;

                  (d) No event has occurred and no condition exists which, upon the consummation of the transaction contemplated hereby, constitutes a Default or an Event of Default on the part of the Borrower under the Agreement, the Notes or any other Loan Document either immediately or with the lapse of time or the giving of notice, or both; and

                  (e) that the incurrence of an additional $20,000,000 of Indebtedness pursuant to the Agreement by the Borrower will not result in a Default or Event of Default under the Agreement.

         6. Conditions. This Amendment Agreement shall become effective upon the Borrower delivering to the Administrative Agent the following:

                  (a) ten (10) counterparts of this Amendment Agreement duly executed by the Borrower, the Administrative Agent and the Lenders and consented to by each of the Subsidiaries;

                  (b) to those Lenders increasing their 364 Day Commitments, duly authorized and executed 364 Day Notes in the amount of their respective 364 Day Commitment;

                  (c) an opinion of counsel for the Borrower and its Subsidiaries in form and content acceptable to the Administrative Agent;

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                  (d) resolutions of the Boards of Directors of the Borrower and its Subsidiaries authorizing the transactions contemplated by this Amendment Agreement;

                  (e) receipt by the Administrative Agent on behalf of itself and the Lenders of all fees and expenses due in connection with this Amendment Agreement; and

                  (f) such other certificates, instruments and documents as the Administrative Agent shall reasonably request.

         7. Entire Agreement. This Amendment Agreement sets forth the entire understanding and agreement of the parties hereto in relation to the subject matter hereof and supersedes any prior negotiations and agreements among the parties relative to such subject matter. No promise, conditions, representation or warranty, express or implied, not herein set forth shall bind any party hereto, and no one of them has relied on any such promise, condition, representation or warranty. Each of the parties hereto acknowledges that, except as in this Amendment Agreement otherwise expressly stated, no representations, warranties or commitments, express or implied, have been made by any other party to the other. None of the terms or conditions of this Amendment Agreement may be changed, modified, waived or canceled orally or otherwise, except by writing, in the manner provided in the Agreement, specifying such change, modification, waiver or cancellation of such terms or conditions, or of any proceeding or succeeding breach thereof.

         8. Full Force and Effect of Agreement. Except as hereby specifically amended, modified or supplemented, the Agreement and all of the other Loan Documents are hereby confirmed and ratified in all respects and shall remain in full force and effect according to their respective terms.

         IN WITNESS WHEREOF, the parties hereto have caused this Amendment Agreement to be duly executed by their duly authorized officers, all as of the day and year first above written.

                                            BORROWER:

                                            AMERISTEEL CORPORATION
WITNESS:

  /s/ Amy Krovocheck
---------------------
                                        By:      /s/ George D. Beck
                                            --------------------------------
                                        Name:    George D. Beck
 /s/  Carmen Matos                      Title:   Assistant Treasurer
---------------------


                                             GUARANTORS:



                                             AMERISTEEL FINANCE, INC.


  /s/ Judy Bryant                       By:      /s/ Tom Rose
---------------------                      ----------------------------------
                                        Name:    Tom Rose
---------------------                   Title:  President

                                       4
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                                        BANK OF AMERICA, N.A,
                                        as Administrative Agent


                                        By:     /s/ Bianca Hemmen
                                            --------------------------------
                                        Name: Bianca Hemmen
                                        Title:   Managing Director


                                        BANK OF AMERICA, N.A., as a Lender



                                        By:     /s/ Bianca Hemmen
                                            --------------------------------
                                        Name: Bianca Hemmen
                                        Title:   Managing Director

                                        SUNTRUST BANK, TAMPA BAY


                                        By:     /s/ W. David Wisdom
                                            --------------------------------
                                        Name: W. David Wisdom
                                        Title:   Vice President


                                        FIRST UNION NATIONAL BANK


                                        By:     /s/ Jorge A. Gonzalez
                                            --------------------------------
                                        Name:  Jorge A. Gonzalez
                                        Title:    Senior Vice President


                                        PNC BANK, NATIONAL ASSOCIATION


                                        By: /s/ Lynn Koncz
                                            --------------------------------
                                        Name: Lynn Koncz
                                        Title:    Vice President


                                        AMSOUTH BANK


                                        By:  /s/  Scott M. Jacobsen
                                            --------------------------------
                                        Name:  Scott M. Jacobsen
                                        Title:   City President

                                        SOUTHTRUST BANK, NATIONAL ASSOCIATION


                                        By:   /s/ Leslie Dunbar
                                            --------------------------------
                                        Name: Leslie Dunbar
                                        Title:   Vice President


                                        LASALLE BANK NATIONAL ASSOCIATION


                                        By:  /s/ Roger N. Arsham
                                            --------------------------------
                                        Name: Roger N. Arsham
                                        Title:   Vice President


                                        WACHOVIA BANK, N.A.


                                        By:  /s/ William R. McCamey
                                            --------------------------------
                                        Name:  William R. McCamey
                                        Title:    Vice President



                                    EXHIBIT A

                        Applicable Commitment Percentages


                                                               Applicable
                                             364 Day           Commitment
Lender                                       Commitment        Percentage
------                                       ----------        ----------

Bank of America, N.A.                        $15,714,285.72     17.46031747%

SunTrust Bank, Tampa Bay                      15,500,000.00     17.22222222%

First Union National Bank                     11,500,000.00     12.77777778%

PNC Bank, National Association                10,928,571.43     12.14285714%

AmSouth Bank                                  10,928,571.43     12.14285714%

SouthTrust Bank, National Association          7,714,285.71      8.57142857%

LaSalle Bank National Association             10,000,000.00     11.11111111%

Wachovia Bank, N.A.                            7,714,285.71      8.57142857%
                                           ----------------    -------------

                                            $ 90,000,000.00        100%

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